UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 10, 2015

Date of report (Date of earliest event reported)

Universal Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33251	65-0231984
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

1110 W. Commercial Boulevard, Fort Lauderdale, Florida 33309

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (954) 958-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01     Other Events

When Ananke Catastrophe Investments Limited (“Nephila”), an affiliate of Nephila Capital Ltd., purchased 1,000,000 shares of common stock of Universal Insurance Holdings, Inc. (“Company”) on December 2, 2014, it agreed to give the Company advance notice if and when Nephila proposed to sell any of the acquired shares and allow the Company an opportunity to repurchase the shares. On June 2, 2015, Nephila notified the Company of its intention to potentially sell a portion of the 1,000,000 shares, and on June 9, 2015, the Company announced that it repurchased 200,000 of the shares at market price.

An announcement of the repurchase, which is attached as Exhibit 99.1, is incorporated by reference.

ITEM 9.01     Financial Statements and Exhibits

(d)	Exhibits:

99.1	Press release dated June 10, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 10, 2015	UNIVERSAL INSURANCE HOLDINGS, INC.

/s/ Jon W. Springer
Jon W. Springer
Executive Vice President and Chief Operating Officer